UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-10127
FORTRESS BROOKDALE INVESTMENT FUND LLC

(Exact name of Registrant as specified in charter)

1345 Avenue Of The Americas, 46th Floor, New York, NY	10105

(Address of principal executive offices)	(Zip code)
Skadden, Arps, Slate, Meagher & Flom LLP, 4 Times Square, New York, NY 10036

(Name and address of agent for service)
Registrant’s telephone number, including area code: (212) 798-6100
Date of fiscal year end: December 31
Date of reporting period: June 30, 2008

Item 1. Reports to Stockholders.
The Registrant’s unaudited semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:
FORTRESS BROOKDALE INVESTMENT FUND LLC
(A Limited Liability Company)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Members and Board of Directors of
Fortress Brookdale Investment Fund, LLC

We have reviewed the accompanying statement of assets and liabilities of Fortress Brookdale Investment Fund, LLC (the “Fund”), including the schedule of investments, as of June 30, 2008, and the related statements of operations, cash flows and changes in net assets for the six month period ended June 30, 2008. These interim financial statements are the responsibility of the Fund’s management.

We conducted our review in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying interim financial statements referred to above for them to be in conformity with U.S. generally accepted accounting principles.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statement of assets and liabilities of the Fund, including the schedule of investments, as of December 31, 2007, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. In our report dated February 29, 2008, we expressed an unqualified opinion on such financial statements and financial highlights.

/s/ Ernst & Young

August 22, 2008
New York, New York

FORTRESS BROOKDALE INVESTMENT FUND LLC
(A Limited Liability Company)
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
(dollar amounts in thousands)

June 30, 2008

ASSETS
Investments, at fair value (cost $3,275)	$16,823
Cash and cash equivalents	3,569
Other assets	3

20,395

LIABILITIES
Other liabilities	47
Preferred equity (mandatorily redeemable)	53

100

NET ASSETS, representing members’ capital	$20,295

NET ASSETS CONSIST OF:
Capital paid in	$15,000
Capital distributed	(11,324)
Undistributed net investment income	3,071
Accumulated net unrealized gain	13,548

$20,295

See notes to financial statements.

FORTRESS BROOKDALE INVESTMENT FUND LLC
(A Limited Liability Company)
SCHEDULE OF INVESTMENTS (Unaudited)
JUNE 30, 2008

				Income Recognized
		Cost (c) (d)	Description of	This Period	Fair Value	% of Net
Investment	Investment Reference	(000’s)	Investment	(000’s)	(000’s)	Assets
Controlled Affiliate — Direct Investments (a)

Brookdale Senior Living Inc.	“Brookdale”	$3,275	0.8 million common shares of Brookdale Senior Living, Inc. (NYSE: BKD), an owner and operator of senior living facilities in the U.S.A.	$207	$16,823	82.9%

Total investments (b)		$3,275		$207	$16,823	82.9%

(a)	An affiliated company is a company in which the Company has ownership of at least 5% of the voting securities. These securities are restricted as to public resale and are not readily marketable. An affiliate is controlled if greater than 50% of its equity is owned by the Company or entities under common control with the Company.

(b)	The United States Federal income tax basis of the Company’s investment at the end of the period was approximately $0.0 million and, accordingly, net unrealized appreciation for United States Federal income tax purposes was approximately $16.8 million.

(c)	Net of returns of capital, if any.

(d)	The direct investment in Brookdale occurred in 2000. No purchases/sales occurred during the period.
See notes to financial statements.

FORTRESS BROOKDALE INVESTMENT FUND LLC
(A Limited Liability Company)
STATEMENT OF OPERATIONS (Unaudited)
(dollar amounts in thousands)

Six Months Ended
June 30, 2008

INCOME
Dividend income from controlled affiliate	$207
Interest income	54

261

EXPENSES
Professional fees	40
Administrative fees	10
Bank fees	6
Directors’ fees	6
Preferred dividends	3
Operating expenses	2

67

NET INVESTMENT INCOME	194
Net unrealized loss on investments	(6,652)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(6,458)

See notes to financial statements.

FORTRESS BROOKDALE INVESTMENT FUND LLC
(A Limited Liability Company)
STATEMENT OF CASH FLOWS (Unaudited)
(dollar amounts in thousands)

Six Months Ended
June 30, 2008

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets resulting from operations	$(6,458)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Net unrealized loss on investments	6,652

Change in:
Dividends receivable from controlled affiliate	413
Other assets	50
Other liabilities	(17)

Net cash provided by operating activities	640

Net increase in cash and cash equivalents	640

Cash and cash equivalents, beginning of period	2,929

Cash and cash equivalents, end of period	$3,569

See notes to financial statements.

FORTRESS BROOKDALE INVESTMENT FUND LLC
(A Limited Liability Company)
STATEMENTS OF CHANGES IN NET ASSETS
(dollar amounts in thousands)

	Six Months Ended
	June 30, 2008	Year Ended
	(Unaudited)	December 31, 2007

Increase (decrease) in net assets resulting from operations

Net investment income	$194	$1,593

Net unrealized loss on investments	(6,652)	(16,187)

Net decrease in net assets resulting from operations	(6,458)	(14,594)

Net assets, beginning of period	26,753	41,347

Net assets, end of period (a)	$20,295	$26,753

Undistributed net investment income	$3,071	$2,877

(a)	FBIF’s Advisory Member would be entitled to $1.8 million of net profits at June 30, 2008 ($1.6 million at December 31, 2007) assuming that the investments were liquidated at fair value and the proceeds were distributed after settlement of liabilities as of the balance sheet date (Note 4).
See notes to financial statements.

FORTRESS BROOKDALE INVESTMENT FUND LLC
(A Limited Liability Company)
NOTES TO FINANCIAL STATEMENTS (Unaudited)
JUNE 30, 2008

1.	ORGANIZATION

Fortress Brookdale Investment Fund LLC (the “Company”) was formed on September 6, 2000 as a Delaware limited liability company and operates as a closed-end, non-diversified registered management investment company (“RIC”) under the Investment Company Act of 1940 (the “Act”). The Company was formed primarily to invest in limited liability interests in Brookdale Senior Living Inc. (“Brookdale”) (NYSE: BKD), a leading senior living company. The Company owns approximately 0.8 million shares of Brookdale. The Company’s investment in Brookdale was formerly owned through a controlled affiliate which was liquidated in 2006 and dissolved in July 2008.

The members of the Company include Northwestern Mutual Life Insurance Company (“Northwestern”), Weyerhaeuser Company Master Retirement Trust (“Weyerhaeuser”), and FIG Advisors LLC (“FIG”, and together with Northwestern and Weyerhaeuser, the “Members”), with FIG acting as Advisory Member. The liability of each member is limited to the amount of capital contributions required to be made by such member in accordance with the provisions of the Company’s operating agreement, as amended. The operating agreement provides that, unless terminated earlier, the Company will terminate upon the sale or other disposition of all or substantially all of the assets of the Company.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting — The accompanying financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). The Company reports its investments at fair value.

Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Risks and Uncertainties — In the normal course of business, the Company, directly or through its investments, may encounter two significant types of economic risk: credit risk and market risk. Credit risk is the risk of default on loans, securities or derivatives, as applicable, which results from a borrower’s or derivative counterparty’s inability or unwillingness to make required or expected payments. Market risk reflects changes in the value of investments in real estate, loans, securities or derivatives, as applicable, due to changes in interest rates or other market factors, including the value of the collateral underlying loans and the valuation of equity and debt securities. Management believes that the carrying values of its investments are reasonable, taking into consideration these risks. The Company may invest in the securities of companies located outside of the United States, whose operations are subject to the same risks as those associated with its United States operations as well as additional risks, such as fluctuations in foreign currency exchange rates, unexpected changes in regulatory requirements, heightened risk of political and economic instability, potential adverse tax consequences and the burden of complying with foreign laws.

FORTRESS BROOKDALE INVESTMENT FUND LLC
(A Limited Liability Company)
NOTES TO FINANCIAL STATEMENTS (Unaudited)
JUNE 30, 2008

Valuation of Investments — As an investment company the Company records its investments at fair value, in accordance with the Company’s valuation policies as approved by its board of managers. Fair value is defined under GAAP as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price).

The fair values of the Company’s investments are based on observable market prices when available. Investments in securities traded on a national securities exchange are valued at the last reported sales price on the balance sheet date. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price, except for short positions and call options written, if any, for which the last quoted asked price is used. Where a security is traded on more than one active market, fair value is based upon the price in the principal market (being that with the greatest volume and level of activity), or in the absence of a principal market, the most advantageous market (being that in which the seller would maximize proceeds after transaction costs).

Investments measured and reported at fair value are classified and disclosed in one of the following categories:
•	Level 1 — price quotes for identical investments are available in active markets as of the reporting date. The Company classifies direct investments in listed equities within this category (except where such investments are materially restricted and such restriction transfers to the purchaser upon disposition).

•	Level 2 — pricing inputs, other than Level 1, that are directly or indirectly observable as of the reporting date. This category includes quoted prices for similar investments in active markets, quoted prices for identical or similar investments in non-active markets (including genuine bids from third parties for privately held investments), and observable inputs other than quoted prices such as LIBOR or forward currency rates that are entered directly into valuation models to determine the value of derivatives or other investments. In addition to over-the-counter derivatives, the Company will include in this level certain debt instruments and restricted equity securities whose fair value is based fundamentally on quoted prices for similar instruments, in addition to interests in controlled affiliates whose fair value is predominantly attributable to investments in Level 1 type securities.

•	Level 3 — unobservable inputs based upon the Company’s assessment of the assumptions that market participants would use in pricing the investment. Real estate, debt and equity investments in private companies valued using pricing models whose inputs require significant judgment because of the absence of any meaningful current market data for identical or similar investments fall within this category. Such pricing models may use observable inputs other than quoted prices, such as interest rates, dividend yields and EBITDA multiples for comparable enterprises. However, adjustments may then be made to such inputs prior to their application to key metrics of the investment being measured, for example market interest rates or cost of equity will be adjusted to determine a specific enterprise’s weighted average cost of capital, or the dividend yield or EBITDA multiples of publicly quoted companies will be adjusted to account for the different attributes of the

FORTRESS BROOKDALE INVESTMENT FUND LLC
(A Limited Liability Company)
NOTES TO FINANCIAL STATEMENTS (Unaudited)
JUNE 30, 2008

specific investment being measured. Since these adjustments require significant judgment we classify those inputs as Level 3. The Company also includes within Level 3, interests in controlled affiliates whose fair value is significantly affected by assets and liabilities other than investments in Level 1 or Level 2 type securities. Finally, valuations based upon information from third parties (such as pricing services or broker-dealers) which was itself based significantly on unobservable inputs or was otherwise not supportable as a Level 2 input are classified in Level 3.
The Company’s valuation policies require that the valuation technique used maximizes the use of observable (i.e. Level 1 or Level 2) inputs. Where the valuation technique used utilizes inputs that fall within different levels of the hierarchy, the level within the hierarchy that the fair value measure as a whole is classified is dependent upon the lowest level of the significant inputs.

Federal Income Taxes — No income taxes have been provided for in these financial statements as each Member is individually responsible for reporting income or loss based upon its respective share of the Company’s income and expenses as reported for income tax purposes.

Distributions to Members — Distributions to members are recorded when paid or, in the case of an in-kind distribution, when distributed. The character of distributions made during the reporting period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to book/tax differences in the character of income and expense recognition. No distributions were paid during the six months ended June 30, 2008.

Security Transactions and Revenue Recognition — The Company records security transactions on the trade date. Realized gains are recognized to the extent sales proceeds exceed investment cost. Realized losses are recognized where investment cost exceeds proceeds or when a write down is recorded. Dividend income is recognized on the ex-dividend date, or in the absence of a formal declaration, on the date it is received. Interest income is recognized as earned on an accrual basis, as are fixed rate preferred dividends.

Cash and Cash Equivalents — The Company considers all highly liquid short-term investments with a maturity of 90 days or less when purchased to be cash equivalents. Amounts on deposit with major financial institutions may, from time to time, exceed insured limits.

Recent Accounting Pronouncements — In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 applies to reporting periods beginning after November 15, 2007. The Company adopted SFAS 157 on January 1, 2008. To the extent they are measured at fair value, SFAS 157 did not materially change the Company’s fair value measurements for any of its existing financial

FORTRESS BROOKDALE INVESTMENT FUND LLC
(A Limited Liability Company)
NOTES TO FINANCIAL STATEMENTS (Unaudited)
JUNE 30, 2008

statement elements. As a result, the adoption of SFAS 157 did not have a material impact on the Company’s financial condition, liquidity or results of operations.

In June 2007, Statement of Position No. 07-1, “Clarification of the Scope of the Audit and Accounting Guide Investment Companies and Accounting by Parent Companies and Equity Method Investors for Investments in Investment Companies” (“SOP 07-1”) was issued. SOP 07-1 addresses whether the accounting principles of the Audit and Accounting Guide for Investment Companies may be applied to an entity by clarifying the definition of an investment company and whether those accounting principles may be retained by a parent company in consolidation or by an investor in the application of the equity method of accounting. Management has determined that the Company continues to meet the definition of an investment company under this guidance. In February 2008, the FASB indefinitely postponed the adoption of SOP 07-1.

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities.” SFAS 159 permits entities to choose to measure many financial instruments, and certain other items, at fair value. SFAS 159 applies to reporting periods beginning after November 15, 2007. The Company adopted SFAS 159 on January 1, 2008. The Company did not elect to measure any items at fair value pursuant to the provisions of SFAS 159. As a result, the adoption of SFAS 159 did not have a material impact on the Company’s financial condition, liquidity or results of operations.
3.	FAIR VALUE MEASUREMENTS

All of the Company’s investments are classified as Level 1 within the fair value hierarchy levels described in Note 2 “Valuation of Investments” at June 30, 2008 and December 31, 2007.

4.	ALLOCATIONS TO MEMBERS

Net Profits, as defined, are first allocated to FIG in a cumulative amount equal to 1.5% of all Capital Contributions. Remaining Net Profits are then allocated to holders of the preferred equity interest in accordance with its terms, then to the Members other than FIG.

Net Losses, as defined, are first allocated to the Members other than FIG and the holders of the preferred equity interests, until the Members other than FIG each have capital account balances of zero. Remaining Net Losses are then allocated to the holders of the preferred equity interests until their capital accounts have a zero balance.

5.	PREFERRED EQUITY INTERESTS

Certain employees and affiliates of the Company own $0.05 million of mandatorily redeemable preferred equity in the Company which is entitled to cumulative preferred dividends at an annual rate of 10% with a liquidation preference of $0.05 million.

FORTRESS BROOKDALE INVESTMENT FUND LLC
(A Limited Liability Company)
NOTES TO FINANCIAL STATEMENTS (Unaudited)
JUNE 30, 2008

6.	COMMITMENTS AND CONTINGENCIES

Pending Litigation — On September 15, 2005, a lawsuit captioned David T. Atkins et al. v. Apollo Real Estate Advisors, L.P. et al. was brought on behalf of current and former limited partners in certain investing partnerships related to the sale of certain Brookdale facilities to Ventas Realty Limited Partnerships against a number of defendants, including an affiliate of FIG. The suit alleges that the defendants improperly obtained certain rights with respect to such facilities from the investing partnerships. The plaintiffs have asked for damages in excess of $100 million on each of nine counts, as to which FIG’s affiliate is named as defendant on seven counts, including treble damages with respect to certain counts.

Under the terms of the LLC Agreement, the Company has agreed to indemnify FIG, and its affiliates, against any liabilities and expenses, including reasonable counsel fees, fines and penalties, in connection with the defense or disposition of any action, suit or other proceeding. As of June 30, 2008, no payments have been made by the Company under this indemnification.

On April 18, 2006, FIG’s affiliate filed a motion to dismiss the claims with prejudice. On April 30, 2008, the court entered a memorandum and order granting this motion and dismissed the plaintiff’s complaint in its entirety. The plaintiffs were granted a period of 30 days from April 30, 2008 in which to file an amended complaint, after which the parties entered into a preliminary settlement, which will be paid in its entirety by Brookdale.

FIG believes that the final resolution of this action will not result in a liability that would have a material adverse affect on the financial condition, liquidity or results of operations of the Company.

FORTRESS BROOKDALE INVESTMENT FUND LLC
(A Limited Liability Company)
NOTES TO FINANCIAL STATEMENTS (Unaudited)
JUNE 30, 2008

7.  FINANCIAL HIGHLIGHTS

	Six Months Ended	Year Ended December 31,
	June 30, 2008	2007	2006	2005	2004	2003
Disclosure of certain ratios

Ratio of total expenses to average net assets	0.6%*	0.3%	0.2%	0.7%	0.4%	0.2%

Ratio of allocations to the Advisory Member	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Ratio of expenses and allocations to average net assets	0.6%*	0.3%	0.2%	0.7%	0.4%	0.2%

Ratio of net investment income (loss) to average net assets	1.6%*	4.3%	4.1%	1.3%	(0.3)%	(0.2)%

Portfolio turnover rate	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

IRR since inception	11.6%	15.3%	23.7%	19.8%	3.4%	4.6%

Total return	(24.1)%	(35.3)%	64.8%	318.3%	(0.3)%	3.0%

Net assets, end of period (000s)	$20,295	$26,753	$41,347	$25,084	$5,997	$17,371

*	Annualized

Ratios to average net assets, total return and IRRs are calculated for the members, excluding the Advisory Member, as a whole. The computation of such ratios and IRRs for an individual member may vary from these ratios, total return and IRRs based on different allocation arrangements with the Advisory Member, and the timing of capital transactions.

FORTRESS BROOKDALE INVESTMENT FUND LLC
Supplemental Information (Unaudited)
I. Board of Managers Information
Aggregate remuneration paid by Fortress Brookdale Investment Fund LLC (the “Registrant”) during the period January 1, 2008 to June 30, 2008 to all Managers equals $5,775.
The Statement of Additional Information includes additional information about directors and is available upon request without charge by calling collect (212) 798-6100.
II. Proxy Voting
A description of the policies and procedures that the Registrant uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling collect (212) 798-6100.
Information regarding how the Registrant voted proxies relating to portfolio securities during the most recent six month period ended June 30 is available (i) without charge by calling collect (212) 798-6100 and (ii) on the SEC’s website at http://www.sec.gov.
III. Portfolio Holdings
The Registrant files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Registrant’s Forms N-Q are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
The following table depicts the percentage of portfolio holdings of the Registrant as of June 30, 2008, by industry based on the fair value of each investment:

Senior Living	100.0%

Item 2. Code of Ethics.
Not required for semi-annual reports.
Item 3. Audit Committee Financial Expert.
Not required for semi-annual reports.
Item 4. Principal Accountant Fees and Services.
Not required for semi-annual reports.
Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments
The Schedule of Investments is included as part of the unaudited financial statements.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not required for semi-annual reports.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
(a)(1) — Portfolio Managers
The information in the table below is as of the date of this filing:

Individual & Position (held since)	Services Rendered	Past Business Experience (5 years)
Wesley R. Edens Chairman and Chief Executive Officer (May 2001)	Primary investment oversight of Fortress Investment Group LLC’s private equity business, including the Registrant; Principal and a member of the Management Committee of Fortress Investment Group LLC	Principal of Fortress Investment Group LLC (May 1998 to present)

Robert I. Kauffman President (May 2001)	Primary investment oversight of Fortress Investment Group LLC’s private equity business, including the Registrant; Principal and a member of the Management Committee of Fortress Investment Group LLC	Principal of Fortress Investment Group LLC (May 1998 to present)

Randal A. Nardone Vice President, Chief Operating Officer and Secretary (May 2001)	Primary investment oversight of Fortress Investment Group LLC’s private equity business, including the Registrant; Principal and a member of the Management Committee of Fortress Investment Group LLC	Principal of Fortress Investment Group LLC (May 1998 to present)
(a)(2) — Other Accounts Managed by Portfolio Manager
The information in the table below is as of December 31, 2007 ($ is USD and in millions):

	Registered Investment Companies		Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Managed by Portfolio Manager		by Portfolio Manager		by Portfolio Manager
	Number of		Number of		Number of
Name of Portfolio Manager	Accounts (1)	Total AUM	Accounts (2)	Total AUM	Accounts (3)	Total AUM
Wesley R. Edens	4	$1,957	50	$15,712	4	$2,392
Robert I. Kauffman	4	$1,957	50	$15,712	4	$2,392
Randal A. Nardone	4	$1,957	50	$15,712	4	$2,392

(1)	Three of the accounts, consisting of $1,956 of Total AUM in the category, have performance based advisory fees.

(2)	Forty-nine of the accounts, consisting of $15,526 of Total AUM in the category, have performance based advisory fees.

(3)	Two of the accounts, consisting of $2,246 of Total AUM in the category, have performance based advisory fees.
Generally, total assets under management (“Total AUM”) represents the total assets managed, including capital which can be called from investors pursuant to their capital commitments to the various funds. For publicly traded alternative investment vehicles within “Other Amounts Managed by Portfolio Manager”, Total AUM represents the market capitalization of the common stock of the publicly traded alternative investment vehicle as of the date disclosed.
Potential Material Conflicts of Interests
In the response below, Portfolio Managers, along with other members of Fortress’s management committee, are referred to as “principals.”
From time to time, subject to applicable investment guidelines and restrictions, Fortress may acquire a security in a proprietary account temporarily on behalf of a client and then transfer the security to the client account (e.g., through a “warehousing” transaction). In addition, Fortress may direct one client account to sell securities to another client account, including client accounts in which Fortress or its personnel may have a proprietary investment, through a cross transaction when Fortress deems the transaction to be in the best interest of each participating client. Such cross transactions will usually be made without the services of a broker-dealer. When effecting cross transactions between clients, Fortress will have a potentially conflicting division of loyalties and responsibilities with respect to each participating client. To the extent that any such transaction qualifies as a “principal transaction” under the Investment Advisers Act, Fortress will conduct such transaction in accordance with the provisions of Section 206(3) of the Investment Advisers Act.
Fortress may cause clients to invest in securities or other interests sold or issued by entities (such as portfolio companies) in which Fortress or a related party, including a principal, has an interest. Such interest may result from, among other things, a direct or indirect investment in the applicable entity, a Fortress employee or principal serving as an officer or director of the entity or because Fortress receives Management, Performance or other fees from such entity.
Fortress, as do most legal entities, has certain obligations to its public equity holders. These obligations run to Fortress’s public equity holders and may pose potential conflicts of interest regarding the activities conducted, and decisions made, on behalf of Fortress’s clients.
Fortress intends to act in good faith in a manner consistent with its duties to clients under applicable law, however, Fortress is subject to various conflicts of interest. Fortress engages in a broad spectrum of activities, including direct investment activities and investment advisory activities, and has extensive investment activities (including principal investments by Fortress for its own account), that with respect to any particular client, are independent from, and may from time to time conflict with, overlap with or compete with, the investment activities of other clients.
The principals and Fortress’s employees also may have conflicts in allocating their time and services among clients. The principals and Fortress’s employees will devote as much time to each client as Fortress deems appropriate to perform its duties in accordance with its management agreements.
From time to time, a Fortress affiliate may provide services to, and receive compensation from, a portfolio company, or vice versa. Such compensation will be in addition to any management fee or promote earned by Fortress from the clients who invest in those portfolio companies.
The investment objectives and programs of a client, or of Fortress itself, may be similar to, or overlap with, the investment objectives and proposed investment programs of other Fortress clients and, therefore, clients may compete for investment opportunities. Generally, Fortress does not maintain informational firewalls among respective investment management teams that manage the investment programs of Fortress’s clients. Accordingly, information relating to investment opportunities may be shared across such investment management teams. Therefore, the allocation of investment opportunities gives rise to potential and actual conflicts of interest.
In making allocation decisions with respect to investment opportunities that could reasonably be expected to fit the investment objectives of multiple Fortress clients, or of Fortress itself, Fortress anticipates that it may consider one or more of the following factors that it deems relevant: the investment objectives of clients, the source of the investment opportunity, any exclusive rights to investment opportunities that may have been granted to clients, the expected duration of the investment in light of clients’ investment objectives and policies (including diversification policies), the amount of available capital, the size of the investment opportunity, regulatory and tax considerations, the degree of risk arising from an investment, the expected investment return, relative liquidity, likelihood of current income or such other factors as Fortress deems to be appropriate. These factors provide substantial discretion to Fortress in allocating investment opportunities. Further, two or more clients may hold an investment for which no (or only a limited) liquid market exists or that is subject to legal or other restrictions on transfer. In a situation where Fortress is limited in its ability to dispose of an investment, Fortress may make allocation decisions in a manner similar to that described above in respect of such sale.
Certain private funds managed by Fortress have provisions in their governing documents that, among other things, provide for a right of first refusal with respect to investments falling within the scope of such fund’s “primary investment objective” (such provision being known as an “exclusivity grant”). While exclusivity grants are limited in scope and duration, they may nonetheless result in an investment opportunity being offered solely to a client with an exclusivity provision even though the investment opportunity is within the investment objective(s) of one or more additional clients.
If an investment opportunity is available in limited quantities, or Fortress or its principals have sufficient available capital and desire to make a proprietary investment in such opportunity, or Fortress or its principals have more of their capital invested in a particular Fortress client (or businesses in which they or another Fortress client have invested), Fortress may have an incentive to allocate such investment opportunity to Fortress or its principals or to such Fortress client rather than to other clients. The economic interests of Fortress and its principals in certain of these Fortress clients (or such businesses), when combined with their rights to management and/or incentive or other fees from such Fortress clients, may be significantly larger than their direct and indirect economic interests in other clients. Moreover, Fortress and its principals may own the right to receive a percentage of profits attributable to an investment if made by them directly, rather than a percentage of profits made by clients. Accordingly, Fortress may have a substantial incentive to allocate investment opportunities to Fortress or its principals, rather than to Fortress clients, or to otherwise make decisions that favor Fortress or its principals. This may lead to fewer, and less attractive, investment opportunities being made available to clients than would have been the case had Fortress and its principals been restricted from pursuing proprietary investments and/or investment programs on behalf of clients.
Where Fortress’s clients (or Fortress itself, its principals, or employees) hold the same investment, the differing investment objectives of such clients, as well as other factors applicable to the specific situation (including the differing liquidity requirements of clients), may result in a determination to dispose of, or retain, all or a portion of an investment on behalf a client (or on behalf of Fortress itself, its principals, or employees) at different times as such investment or portion thereof is being disposed of, or retained, by other clients. Fortress may also recommend investments to or purchase securities for the account of one client (or of Fortress itself, its principals, or employees may purchase such securities) that may differ from investments recommended or bought for other clients, even though the investment objectives of other clients may be similar. Moreover, Fortress’s clients (or Fortress itself, its principals and employees) may make investments or engage in other activities that express inconsistent views with respect to an entity in which they have invested, a particular security or relevant market conditions. For example, if a Fortress client expresses a negative outlook on an entity in which other clients have invested, this may reduce the value of the other clients’ investments.
In addition, Fortress expects to make other business decisions on behalf of certain clients relating to investments (such as financing such investments or hedging related interest rate, currency or other risks) independently of the analogous decisions made with respect to such investment by other Fortress clients. Consequently, certain clients may choose not to hedge certain risks that other Fortress clients hedge (or vice versa), or certain clients may be exposed to risks of financing (for example, possible margin calls) on an investment when other Fortress clients are not. Further, in some instances, Fortress’s clients may choose to coordinate their activities (such as timing dispositions in an orderly way in order to avoid affecting the share price of an investment in an unduly volatile manner) with respect to commonly held investments, when it would theoretically be possible for Fortress to act unilaterally with respect to a particular client’s holdings in such investment. Such coordination could have the effect of lowering returns on such investment relative to what might have been achieved absent such coordination. However, Fortress is not obligated to engage in such coordination and in fact may elect not to do so in any particular circumstance.
If Fortress determines that the purchase or sale of the same security or instrument is in the best interest of more than one client, Fortress may, but may in its sole discretion choose not to, combine or aggregate orders to the extent permitted by applicable law.
In some cases, certain of Fortress’s portfolio managers may be responsible for investing capital of more than one client. In such cases, the securities purchased and sold by such portfolio manager will generally be allocated to the various clients on a trade by trade basis and in direct proportion to the amount of capital each client has allocated to such portfolio manager (subject to such exceptions as may be determined to be appropriate under the circumstances of a particular trade), but other allocation methods may be used from time to time in Fortress’s sole discretion.
In some cases, where a new client is formed or where a client has not participated in an investment opportunity when it was initially allocated, Fortress may, wherever practicable and suitable, purchase for such client’s account investments that are the same as those already held for other existing client accounts; and, in such instances, allocation to such client’s account may be given priority in allocation over accounts of client’s with pre-existing positions in such investment.
Should a particular client invest in entities or assets in which other Fortress clients hold an investment (or vice-versa), the investment by such client could be viewed, especially in hindsight, to have been made based on a non-arm’s length valuation. Similarly, other Fortress clients may later invest in entities such client has invested in, which may have an effect (either positive or negative) on the market price of this client’s investments.
A Fortress client, or Fortress itself, may hold interests in an entity that are of a different class or type than the class or type of interest held by another Fortress client. For example, one client may hold securities in an entity and other Fortress clients may hold equity or debt of such entity that are senior or junior to the securities held by the client, which could mean that the clients will be entitled to different payment or other rights, or that in a workout or other distressed scenario the interests of one client might be adverse to those of other clients and such client might recover all or part of its investment while the other clients might not. Fortress’s clients will not be required to take any action or refrain from taking any action to mitigate their losses in such a scenario.
Fortress’s clients regularly acquire confidential information and may enter into confidentiality and/or “standstill agreements” when assessing investment opportunities. These activities could prevent clients from disposing of (or acquiring additional) securities or other interests in an issuer, potentially for an extended period. Further, certain clients may be subject to regulatory or legal restrictions or constraints that may not have been applicable had other Fortress clients not also invested in the same entity (for example, investments in a single company or securitization vehicle by multiple Fortress clients may be aggregated for contractual or regulatory purposes, and, in the case of a public issuer, may result in public disclosure of the investment). Additionally, employees of Fortress acquire material non-public information in the ordinary course of their investment activities which may result, in certain circumstances, in restrictions on a client’s ability to sell a portfolio investment at a time when it might otherwise have done so.
(a)(3) — Portfolio Manager Compensation
The Portfolio Managers do not receive any compensation directly from the registrant or the registrant’s investment advisor. Rather, the Portfolio Managers are shareholders of the Fortress Operating Group, which is the indirect parent of the registrant’s investment advisor. The Portfolio Managers receive distributions on the equity they hold in the Fortress Operating Group, a portion of which is comprised of fees generated by the registrant’s investment advisor and distributed up to the Fortress Operating Group.
The Portfolio Managers also serve as officers of Fortress Investment Group LLC (the “Public Company”), a public company listed on the New York Stock Exchange, which is the ultimate parent of both the Fortress Operating Group and the registrant’s investment advisor. The Portfolio Managers receive compensation for their service as officers of the Public Company. This compensation is disclosed in detail in the Public Company’s 2008 Proxy Statement, which is on file with the United States Securities Exchange Commission and can be found at http://www.sec.gov.
(a)(4) — Ownership of Registrant Securities
The table below provides information on the portfolio managers’ ownership of the equity interests in the Registrant as of December 31, 2007:

Dollar Range of Equity Interests in
the Registrant Beneficially owned by
Name of Portfolio Manager	the Portfolio Manager
Wesley R. Edens	$1 - $10,000
Robert I. Kauffman	$1 - $10,000
Randal A. Nardone	$1 - $10,000

(b)	— Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures.
(a) The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) There have not been any changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal quarter of the period to which this report relates that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal controls over financial reporting.
Item 12. Exhibits.
(a)(2) Certification of Chief Executive Officer and Chief Financial Officer Pursuant to Rule 30a-2(a) under the Act.
(b) Certification pursuant to Rule 30a-2(b) under the Act.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fortress Brookdale Investment Fund LLC
By:	/s/ Kevin Naughton
	Name:	Kevin Naughton
	Title:	Chief Financial Officer
Date: September 22, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Wesley R. Edens
	Name:	Wesley R. Edens
	Title:	Chief Executive Officer
Date: September 22, 2008

By:	/s/ Kevin Naughton
	Name:	Kevin Naughton
	Title:	Chief Financial Officer
Date: September 22, 2008